Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 16,980.3		$ 13,484.1
Fair value of plan assets	(5,066.2)		(4,301.6)
Net defined benefit liability	$ 11,914.1	$ 424.3	$ 9,182.5